Exhibit 99.2

FOR IMMEDIATE RELEASE
Wednesday, August 16, 2007
Hanover Compressor Company and Universal Compression Holdings, Inc. Merger Update
Hanover Compressor Company (NYSE: HC) and Universal Compression Holdings, Inc. (NYSE: UCO) jointly announced that, at the companies’ respective stockholders meetings held earlier today, the stockholders of each company approved by an overwhelming margin the merger of the two companies into a new company, Exterran Holdings, Inc. The stockholders of both companies also approved the adoption of the Exterran 2007 Stock Incentive Plan and the Exterran Employee Stock Purchase Plan. Hanover and Universal expect the merger to close on Monday, August 20, 2007. On Tuesday, August 21, 2007, Exterran’s common stock will begin trading under the symbol “EXH” on the New York Stock Exchange, and the common stock of Hanover and Universal will no longer be traded.
About Hanover Compressor Company
Hanover Compressor Company is a global market leader in full-service natural gas compression and a leading provider of service, fabrication and equipment for oil and natural gas production, processing and transportation applications. Hanover sells and rents this equipment and provides complete operation and maintenance services, including run-time guarantees for both customer-owned equipment and its fleet of rental equipment.
About Universal Compression Holdings
Universal Compression Holdings, headquartered in Houston, Texas, is a leading natural gas compression services company, providing a full range of contract compression, sales, operations, maintenance and fabrication services to the natural gas industry worldwide.
Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Universal’s and Hanover’s control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding the ability of Universal and Hanover to complete their proposed merger, the expected timing of the closing of the transaction and the planned changes to the listing of companies for trading on the New York Stock Exchange. While Universal and Hanover believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are the satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement and satisfaction of the requirements for listing or delisting on the New York Stock Exchange.
These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Universal’s Annual Report on Form 10-K for the year ended December 31, 2006, as amended by Amendment No. 1 thereto, Hanover’s Annual Report on Form 10-K for the year ended December 31, 2006, as amended by Amendment No. 1 thereto, and those set forth from time to time in Universal’s and Hanover’s filings with the Securities and Exchange Commission (“SEC”), which are available through www.universalcompression.com and www.hanover-co.com. Except as required by law, Universal and Hanover expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.
CONTACT:
Hanover Compressor Company
Lee E. Beckelman
Senior Vice President and Chief Financial Officer
281-405-5194
or
Stephen P. York
Vice President, Investor Relations & Technology
832-554-4856
or
Universal Compression Holdings, Inc.
J. Michael Anderson
Senior Vice President and Chief Financial Officer
713-335-7295
or
David Oatman
Vice President, Investor Relations
713-335-7460
SOURCE: Hanover Compressor Company and Universal Compression Holdings, Inc.